January 3, 1996


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549
Attention: Filing Desk

           Re: Aetna Series Fund, Inc. File Nos. 33-41694 and 811-6352
           -----------------------------------------------------------
     Statement of Additional Information Attachment Pursuant to Rule 497(e)
     ----------------------------------------------------------------------

Dear Sir or Madam:

Submitted for filing, pursuant to Rule 497(e) under the Securities Act of 1933, is an attachment to the March 31, 1995 Statement of Additional Information, as amended by Supplement dated December 28, 1995 for the above-referenced registrant. The attachment describes the new Portfolio Management for the Aetna Asian Growth Fund. Pursuant to Rule 902(e) of Regulation S-T, the Statement of Additional Information has previously been submitted electronically and therefore is not included with this filing.

If you have any questions regarding this submission, please contact the undersigned at (203) 273-6286.

Sincerely,


/s/ Maria Stewart
Maria Stewart
Prospectus Writer, REAV
Aetna Life Insurance and Annuity Company

                             AETNA SERIES FUND, INC.


                      December 29, 1995 Attachment to the
           Statement of Additional Information Dated March 31, 1995,
                as amended by Supplement dated December 28, 1995

For Investors in the Aetna Asian Growth Fund:

The subadvisory agreement between Aetna Life Insurance and Annuity Company (ALIAC) and Aeltus Investment Management International (F.E.) Limited (Aeltus Far East) has terminated. As of December 29, 1995, the day-to-day management of the portfolio will be assumed by ALIAC, the current Investment Adviser.

All references to Aeltus Far East are deleted.






Form X41694.00.2(S)